                                                                   Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly  Report of Comstock  Resources,  Inc. (the
"Company")  on Form 10-Q for the period  ending  June 30, 2002 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"),  I, Roland
O.  Burns,  Chief  Financial  Officer of the  Company,  certify,  pursuant to 18
U.S.C.§1350,  as adopted pursuant to §906 of the Sarbanes-Oxley Act of
2002, that:

     (1) The Report fully  complies  with the  requirements  of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and result of  operations of the
Company.

/s/Roland O. Burns
------------------------

Roland O. Burns
Chief Financial Officer
August 12, 2002